EXHIBIT 99.1

BJ's Restaurants, Inc. to Present at the 15th Annual ICR XChange Investor Conference and Provides a Business Update

HUNTINGTON BEACH, Calif., Jan. 10, 2013 (GLOBE NEWSWIRE) -- BJ's Restaurants, Inc. (Nasdaq:BJRI) today announced that Company management will be presenting at the 15th Annual ICR XChange Conference at the Fontainebleau Hotel in Miami, Florida. The Company's presentation is scheduled to begin at approximately 11:55am (Eastern) on Wednesday, January 16, 2013, and will be broadcast live over the Internet. Interested parties may listen to the presentation at the Company's website located at http://www.bjsrestaurants.com. The presentation can be accessed by clicking on the "Investors" link from the Company's home page followed by the "Presentation" link. An archive of the webcast will be available following the live presentation.

The Company also reported preliminary, unaudited revenues of approximately $184.8 million for the 13-week fourth quarter of fiscal 2012 that ended on Tuesday, January 1, 2013, compared to $171.8 million for last year's 14-week fourth quarter. The additional week in the fourth quarter of fiscal 2011 contributed approximately $13.9 million of incremental sales. Comparable restaurant sales increased approximately 3.0% during the fourth quarter of fiscal 2012, successfully hurdling a 5.1% increase for the same quarter last year (13 weeks versus 13 weeks). As in prior years, final financial results for the fourth quarter and full fiscal year of 2012 are currently expected to be released in mid-February 2013 after the completion of the Company's annual independent audit.

"We continue to be pleased with the top-line results from both our comparable restaurants and our newer restaurants, particularly in light of the continuing volatile and choppy environment for retail and restaurant sales in general," said Jerry Deitchle, BJ's Chairman and CEO. "Our sales comparisons were quite choppy during the quarter, especially during the first three weeks of the holiday season. As expected, the uneven and less-predictable sales volumes made it more challenging for our restaurant operators to optimize their bottom-line results. Having said that, there is little to no opportunity to optimize performance without the sales, and at BJ's we continue to be sales builders first and foremost. Our 3.0% comparable sales increase for the fourth quarter just ended represents our 12th consecutive quarter of positive comparisons on that metric."

As previously announced, Gregory A. (Greg) Trojan was appointed President and a Director of the Company effective December 3, 2013, and will succeed Deitchle as CEO effective February 1, 2013. Deitchle will continue as Chairman of the Company's Board of Directors. "Greg has been enthusiastically welcomed by the entire BJ's team, and his on-boarding process has been very smooth and productive. We have solid confidence in Greg's ability to continue leading BJ's expansion as a national restaurant company and consumer brand," commented Deitchle. Trojan, Deitchle and Greg Levin, BJ's Executive Vice President and CFO, will represent the Company at the upcoming ICR XChange Conference.

During the fourth quarter and full fiscal year of 2012, the Company successfully opened five and 16 new BJ's restaurants, respectively, including one relocated restaurant. "We continue to remain solidly confident in our ability to deliver high quality, low double-digit capacity growth during both 2013 and 2014, as measured in total restaurant operating weeks," said Deitchle.  The Company's new restaurant development pipeline for 2013 currently contemplates the opening of as many as 17 new restaurants, including the relocation of one of our smaller, legacy format BJ's Pizza & Grill locations.  "Our new restaurant development pipeline for 2013 is in excellent shape with solid visibility, and our development team is well underway in building a solid pipeline of high quality locations for potential 2014 restaurant openings," said Deitchle. "With only 130 restaurants currently open in 15 states and with estimated room for at least 425 large-format "Brewhouse" restaurants domestically; we believe that the majority of BJ's growth remains well ahead of us." Investors are reminded that the actual number and timing of new restaurant openings are subject to a number of factors outside of the Company's control, including weather conditions and factors under the control of landlords, contractors and regulatory/licensing authorities.

BJ's Restaurants, Inc. currently owns and operates 130 casual dining restaurants under the BJ's Restaurant & Brewery®, BJ's Restaurant & Brewhouse®, BJ's Pizza & Grill® and BJ's Grill™ brand names. BJ's restaurants offer an innovative and broad menu featuring award-winning, signature deep-dish pizza complemented with generously portioned salads, appetizers, sandwiches, soups, pastas, entrees and desserts. Quality, flavor, value, moderate prices and sincere service remain distinct attributes of the BJ's experience. The Company operates several microbreweries in addition to using qualified contract brewers to produce and distribute BJ's critically acclaimed proprietary handcrafted beers throughout the chain. The Company's restaurants are located in Arizona (6), California (61), Colorado (4), Florida (11), Indiana (1), Kansas (1), Kentucky (1), Louisiana (1), Nevada (5), Ohio (3), Oklahoma (2), Oregon (3), Texas (28), Washington (2) and New Mexico (1). Visit BJ's Restaurants, Inc. on the Web at http://www.bjsrestaurants.com.

Certain statements in the preceding paragraphs and all other statements that are not purely historical constitute "forward-looking" statements for purposes of the Securities Act of 1933 and the Securities and Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby. Such statements include, but are not limited to, those regarding expected comparable restaurant sales growth in future periods, the success of various sales-building and productivity initiatives, future guest traffic trends and the number and timing of new restaurants expected to be opened in future periods. These "forward-looking" statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those projected or anticipated. Factors that might cause such differences include, but are not limited to: (i) the effect of credit and equity market disruptions on our ability to finance our continued expansion on acceptable terms, (ii) our ability to manage an increasing number of new restaurant openings, (iii) construction delays, (iv) labor shortages, (v) increase in minimum wage and other employment related costs, (vi) food quality and health concerns, (vii) factors that impact California, where 61 of our current 130 restaurants are located, (viii) restaurant and brewery industry competition, (ix) impact of certain brewery business considerations, including without limitation, dependence upon suppliers, third party contractors and related hazards, (x) consumer spending trends in general for casual dining occasions, (xi) potential uninsured losses and liabilities, (xii) fluctuating commodity costs and availability of food in general and certain raw materials related to the brewing of our handcrafted beers and energy, (xiii) trademark and service-mark risks, (xiv) government regulations, (xv) licensing costs, (xvi) beer and liquor regulations, (xvii) loss of key personnel, (xviii) inability to secure acceptable sites, (xix) limitations on insurance coverage, (xx) legal proceedings, (xxi) other general economic and regulatory conditions and requirements, (xxii) the success of our key sales-building and related operational initiatives and (xxiii) numerous other matters discussed in the Company's filings with the Securities and Exchange Commission, including its recent reports on Forms 10-K, 10-Q and 8-K. The "forward-looking" statements contained in this press release are based on current assumptions and expectations and BJ's Restaurants, Inc. undertakes no obligation to update or alter its "forward-looking" statements whether as a result of new information, future events or otherwise.

CONTACT: Greg Levin of BJ's Restaurants, Inc.
         (714) 500-2400